Zevenbergen Genea Fund
Schedule of Investments
As of September 30, 2022 (Unaudited)

Number of
Shares		Value
	COMMON STOCKS ― 99.6%
	CONSUMER DISCRETIONARY ― 47.1%
27,252	Airbnb, Inc. (a)	$2,862,550
42,800	Amazon.com, Inc. (a)	4,836,400
6,350	MercadoLibre, Inc. (a)	5,256,403
6,150	Netflix, Inc. (a)	1,447,956
19,700	Rivian Automotive, Inc. (a)	648,327
35,750	Tesla, Inc. (a)	9,482,687
109,750	The Trade Desk, Inc. (a)	6,557,562
117,525	Uber Technologies, Inc. (a)	3,114,413
		34,206,298
	ENERGY ― 0.7%
3,800	First Solar, Inc. (a)	502,626

	FINANCE AND INSURANCE ― 4.4%
11,900	Coinbase Global, Inc. (a)	767,431
32,570	Silvergate Capital Corporation (a)	2,454,150
		3,221,581
	INDUSTRIALS ― 11.2%
45,100	Aspen Aerogels, Inc. (a)	415,822
24,830	Axon Enterprise, Inc. (a)	2,874,072
23,350	Bill.com Holdings, Inc. (a)	3,090,840
73,335	Marqeta, Inc. (a)	522,145
22,600	Block, Inc.. (a)	1,242,774
		8,145,653

	REAL ESTATE ― 2.7%
68,000	Zillow Group, Inc. Class C (a)	1,945,480

	TECHNOLOGY ― 33.5%
59,400	Bumble Inc. (a)	1,276,506
9,350	CrowdStrike Holdings, Inc. (a)	1,540,974
23,890	Datadog, Inc. (a)	2,120,954
14,000	DoubleVerify Holdings, Inc. (a)	382,900
9,300	GitLab Inc. (a)	476,346
51,205	Global-E Online Ltd. ― ADR (a)	1,370,246
14,185	MongoDB, Inc. (a)	2,816,573
23,700	NVIDIA Corporation	2,876,943
104,990	Shopify Inc. ― ADR (a)	2,828,431
21,385	Snowflake Inc. (a)	3,634,595
58,825	Sprout Social, Inc. (a)	3,569,501
25,000	Unity Software Inc. (a)	796,500
10,800	Xometry, Inc. (a)	613,332
		24,303,801

	TOTAL COMMON STOCKS
	(Cost $74,605,335)	$72,325,439

	SHORT-TERM INVESTMENT ― 0.4%
254,675	First American U.S. Treasury Money Market Fund, Class Z, 2.69% (b)	254,675
	TOTAL SHORT-TERM INVESTMENT (Cost $254,675)	$254,675

	TOTAL INVESTMENTS ― 100.0% (Cost $74,860,010)	72,580,114
	Other Assets in Excess of Liabilities ― 0.0%	11,706
	TOTAL NET ASSETS ― 100.0%	$72,591,820

ADR:	American Depositary Receipt.
(a):	Non Income Producing.
(b):	Variable rate security. The rate disclosed is the annualized seven-day effective yield as of September 30, 2022.

Valuation of Investments (Unaudited)

The Zevenbergen Genea Fund (“The Fund”) follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). The inputs or methodology used in determining the value of the Fund’s investments are not necessarily an indication of the risk associated with investing in those securities.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad categories as defined below:

Level 1 - Quoted prices in active markets for identical securities.  An active market for a security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis.  A quoted price in an active market provides the most reliable evidence of fair value.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 - Significant unobservable inputs, including the Fund’s own assumptions in determining fair value of investments.

Equity Securities that are traded on a national securities exchange are stated at the last reported sales price on the day of valuation.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Short-term investments classified as money market instruments are valued at NAV. These investments are categorized as Level 1 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the fair values of the Fund’s consolidated investments in each category investment type as of September 30, 2022:

Zevenbergen Genea Fund

Description	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$72,325,439	$-	$-	$72,325,439
Short-Term Investment	254,675	-	-	254,675
Total	$72,580,114	$-	$-	$72,580,114

Please refer to the Schedule of Investments for further classification.